                                                                   EXHIBIT 10.06

         Caraustar Industries, Inc. ("Caraustar") is a party to a Paperboard Agreement dated August 20, 1992, as amended, (the "Domtar Paperboard Agreement") with Domtar Inc., ("DI") and Domtar Gypsum Inc. ("DGI"). Georgia-Pacific Corporation ("G-P Corp.") has entered into agreements with DI, DGI, and Domtar Industries, Inc. (collectively, "Domtar") to purchase Domtar's North American gypsum products business, including gypsum wallboard plants located at Camden, NJ, Newington, NH, Grand Rapids, MI, Caledonia, ON and Winnipeg, MB (the "Acquisition"). In order to consummate the transaction, it is contemplated that immediately prior to the closing the name of DGI will be changed to G-P Gypsum Corporation ("G-P Gypsum"). It is further expected that G-P Corp. will purchase the stock of G-P Gypsum from Domtar Industries Inc. and G-P Corp.'s wholly owned industrial subsidiary, Georgia-Pacific Canada, Inc. ("G-P Canada") will acquire the Canadian gypsum assets and liabilities of DI. In connection with the obligations of Caraustar, DI and DGI under the Domtar Paperboard Agreement, and in order to provide for continuation of supply of paperboard products to certain gypsum wallboard plants of G-P Gypsum and G-P Canada following closing of the Acquisition, the parties agree as follows:

         1. Effective upon the closing of the Acquisition, the provisions and obligations of Caraustar and G-P Corp. as stated in Exhibit A (the "G-P Paperboard Agreement") should immediately go into effect.

         2. Effective upon closing of the Acquisition, the Domtar Paperboard Agreement shall terminate and Caraustar shall release Domtar, G-P Corp., and their subsidiaries and affiliates from any liability under the Domtar Paperboard Agreement arising out of or related to the Acquisition, including, but not limited to the obligations contained in Article 12 of the Domtar Paperboard Agreement regarding assignment and purchase option.

         IN WITNESS WHEREOF, the parties have signed this agreement as of April 10, 1996.


CARAUSTAR INDUSTRIES, INC.                      DOMTAR INC.


By:      /s/ Thomas V. Brown                    By: [signature illegible]
         ----------------------------               ----------------------------



GEORGIA-PACIFIC CORPORATION                     DOMTAR GYPSUM INC.


By:      /s/ David R. Fleiner                   By: [signature illegible]
         ----------------------------               ----------------------------

                                                                       Exhibit A
                              PAPERBOARD AGREEMENT

         THIS AGREEMENT, dated this 10th day of April, 1996, is by and between CARAUSTAR INDUSTRIES, INC., a North Carolina corporation having its principal office at 3100 Washington Street, Austell, Georgia 30001 ("Caraustar"); AND GEORGIA-PACIFIC CORPORATION ("G-P") a Georgia corporation having its principal office at 133 Peachtree Street, Atlanta, Georgia.

                                   BACKGROUND

         Caraustar is engaged in the manufacture and sale of certain paperboard products through its various subsidiaries including Camden Paperboard Corporation ("Camden"), and Georgia-Pacific is engaged in the manufacture of gypsum wallboard incorporating paperboard at plants owned by G-P and its various subsidiaries.

         Caraustar and G-P desire to enter into this Agreement to provide for the purchase and sale of paperboard by Camden and its other subsidiaries to G-P and its subsidiaries upon the terms and conditions herein set forth.

                                      TERMS

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Caraustar and G-P agree as follows:

         1.       Sale and Purchase. As of the Effective Date, as defined in
Section 2 below, Caraustar agrees to manufacture at Camden and to sell and deliver to G-P and G-P agrees to purchase and accept from Caraustar, various grades of paperboard as hereinafter specified and as set forth on Schedule A attached hereto ("Products"), to be used by G-P in the manufacture of gypsum board products, at the prices and upon the terms and subject to the conditions hereinafter set forth.

         2. Term of Agreement. Caraustar agrees that it will sell, and G-P agrees to purchase and accept the Products from Caraustar, for a period beginning on the Effective Date and terminating on August 20, 2005; provided, however, that upon reaching the termination date and on each anniversary thereafter, the term of this Agreement shall be automatically extended for one year, unless, at least three years prior to such termination date or its anniversary, either party has delivered to the other party written notice of its election not to extend the term.

         The Effective Date of this Agreement is the closing date of G-P's purchase of the stock and assets comprising the North American gypsum operations of Domtar Inc., and its subsidiaries (including the wallboard plants listed in Section 4) pursuant to agreements dated November 8, 1995.

         If, at any time after January 1, 1997, G-P receives a bona fide offer from a paperboard manufacturer (unaffiliated with G-P) to provide G-P with Products on the same terms and conditions as those in this Agreement (including quality, volume and the duration of the

Agreement) but at prices lower than those specified therein, G-P may so notify Caraustar, and Caraustar, upon verification of such offer to G-P, shall then be required to either (i) match the prices offered to G-P by the other paperboard manufacturer, or (ii) permit G-P to terminate this Agreement as of three years from the date of notification.

         If, at any time after January 1, 1997, Caraustar receives a bona fide offer from a purchaser of gypsum paperboard products to purchase Products on the same terms and conditions as those in this Agreement (including volume, quality and duration of the Agreement) but at prices higher than those specified herein, Caraustar may so notify G-P and G-P, upon verification of such offer to Caraustar, shall then be required to either (i) match the prices offered to Caraustar by the other purchaser, or (ii) permit Caraustar to terminate this Agreement as of three years from the date of notification.

         3. 1992 Agreement. G-P's subsidiary, G-P Gypsum Corporation., which was formerly known as Domtar Gypsum Inc., and Caraustar are also parties to an agreement dated August 20, 1992 (the "1992 Agreement"). Upon the Effective Date, the 1992 Agreement will immediately terminate.

         4. Quantity. The quantity of the Products to be manufactured, sold and delivered by Caraustar and to be purchased and accepted by G-P shall be 100% of the requirements for the Products (other than up to 10 tons per month for trial runs) of G-P wallboard plants at Camden, New Jersey; Newington, New Hampshire; 1700 Butterworth Avenue, Grand Rapids, Michigan; Caledonia, Ontario; and Winnipeg, Manitoba.

         If at any time hereafter during the term of this Agreement G-P or any wholly owned subsidiary operates another wallboard plant, excluding any wallboard plant owned by G-P or any wholly owned subsidiary as of the day immediately prior to the Effective Date that is located in that part of North America that is east of Minneapolis, Minnesota, G-P shall offer Caraustar the option of adding such plant to the plants listed in this Section 4. If Caraustar exercises such option, then such wallboard plant will be added to the plants listed in this Section 4; if Caraustar declines to exercise such option, G-P shall be free to acquire paperboard for such plant from any supplier.

         In the event that G-P permanently ceases operations at any of the plants listed in this Section 4, in addition to the purchase and supply obligations for the remaining plants, G-P shall purchase and Caraustar shall supply during the remaining term of this Agreement an additional annual quantity of Product equal to the paperboard requirements at the affected plant during the most recent twelve months immediately prior to ceasing production. However, in the event that production of wallboard is resumed at the Caledonia West plant, the quantity of Product purchased at that plant pursuant to this Agreement, may be used to offset, on a ton-for-ton basis, any additional purchase obligation of G-P contained in this paragraph. For purposes of this paragraph, any plant listed in this Section 4 shall be deemed to permanently cease operations if and when (i) G-P announces that production at that plant has permanently ceased or temporarily ceased for a period greater than six months (excluding shut-downs during repair or improvement projects) or (ii) the plant produces no wallboard for a continuous period of six months for reasons unrelated to any strike or labor dispute (excluding shut-downs during repair or improvement projects). In the event that a plant deemed to have ceased operation resumes production for a period of three months, that plant will once again be considered as a plant listed in this Article 4 and G-P's obligation to purchase an additional quantity of Product shall end.

         5.       Purchases Orders and Shipments.

         (a) On or before the 20th day of each calendar month, G-P shall deliver to Caraustar its purchase order or orders, written or verbal, specifying the grade, quantity, shipment date or dates, the destination of the Products to be shipped by Caraustar during the next succeeding calendar month.

         (b) The Products will be manufactured and shipped at Caraustar's mill at Camden, New Jersey; provided, however, Caraustar reserves the right to ship the Products from any of its present or future paper mills. Title to Products sold hereunder shall pass from Caraustar to G-P when placed F.O.B. carrier at Caraustar's mill and Caraustar shall therein be released from all responsibility and liability for any loss or damage to the Products or for any delay in delivery, provided that the Products have been properly prepared for shipment.

         (c) Any provision of either party's invoices, statements, purchase orders, acknowledgments or other forms which are inconsistent with or in addition to the provisions of this Agreement shall be of no force or effect unless specifically assented to in writing by the party to be charged.

         6.       Quality.

         (a) The characteristics of each type of paper will be defined in the specification shown in Schedule A, including methods of analysis, operating targets and limits of acceptability. Unique specifications may be required for individual board plants. These specifications may be changed by mutual written agreement at any time.

         Any significant process changes in paper manufacturing which might affect paper convertibility or finished board quality will be communicated in writing prior to receipt of affected productions.

         Monthly summaries showing the average and capability indices of the quality characteristics shown in Schedule A for each G-P plant will be supplied by Caraustar. Both parties will, at their own expense, engage in regular mutual activities for verifying test method accuracy.

         Caraustar is committed to instituting practices of statistical process control.

         (b) Any controversy or claim arising out of this Agreement with respect to the quality of the Products shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be conducted by a single arbitrator selected by mutual agreement of the parties; if the parties fail to agree upon an arbitrator within 30 days after the initiating party gives notice to the other party of its demand for arbitration, the arbitrator shall be appointed in accordance with the Commercial

Arbitration Rules of the American Arbitration Association. In no event shall a demand for arbitration be made after the date when institution of legal or equitable proceedings barred on such claims would be barred by the applicable statute of limitations.

         7.       Prices and Terms.

         (a) Product prices for each grade are F.O.B. Caraustar's Camden mill and shall be as listed on Camden price list attached herewith as Schedule
B. If, as provided in Section 5(b), Caraustar ships Products from a mill other than Camden, G-P shall be required to pay only the normal freight charges for a like shipment from Camden; provided, however, that if Caraustar ships Products from its Lockport mill, then G-P shall pay the lesser of the actual freight charges from Lockport or the normal freight charges from Camden.

         (b)      (i)      Adjustment Dates. The prices shown on Schedule B were
those in effect at the commencement of the 1992 Agreement and were adjusted on January 1, 1993, January 1, 1994, and on each April 1, July 1, October l and January 1 thereafter (such dates being hereinafter referred to as "Adjustment Dates") and will continue to be adjusted on such Adjustment Dates in the manner specified herein (subject to the special adjustment rules set forth in (vii) below).

                  (ii) Base Period. For purposes of this Agreement the "Base Period" is the fourth calendar quarter of 1991.

                  (iii) Current Period. For purposes of this Agreement the "Current Period" is, with respect to any Adjustment Date, the three-month period that immediately precedes the Adjustment Date.

                  (iv) Adjustments. As of each Adjustment Date, the prices shown on Schedule B will be automatically adjusted so that the adjusted prices will equal the prices shown on Schedule B multiplied by the Price Index computed for each of the Products with respect to the Current Period.

                  (v) Component Costs. The Price Index will be computed based on percentage changes, between the Base Period and each Current Period, in four Component Costs (Furnish; Labor; Electricity; and Fuel) of the operation of the Camden mill. The method of calculation of each Component Cost for each Current Period is set forth on Schedule 7(b)(v) attached hereto.

                  (vi) Price Index. With respect to each Current Period, the Price Index for each of the Products will equal one (1) plus the sum of the "Index Values" of each of the Component Costs for that Current period. With respect to each Component Cost, the "Index Value" for a Current Period is equal to (a) one-half (.5) of the percentage change in the Component Cost for the Current Period from the Component Cost of the Base Period, multiplied by (b) a Weighting Factor. With respect to Furnish and Labor, the Weighting Factor is .3333; with respect to Electricity and Fuel, the Weighting Factor is .1667.

                  (vii) Special Adjustment Rules. Notwithstanding the foregoing, in calculating the price adjustment for the January 1, 1993 Adjustment Date, the "Index Values" for Labor, Electricity and Fuel were zero (0), so that the Price Index will reflect only changes in the Furnish Component Cost. In calculating the price adjustment for the first Adjustment Date after the Camden mill begins receiving steam from Camden Cogen pursuant to its Energy Purchase Agreement, the Index Value for Fuel were computed solely with respect to that part of the period that is after Camden has begun receiving steam from Camden Cogen. so that G-P thereupon gets the full benefit of Camden's fuel cost under that agreement.

                  (viii) Calculation and Effectiveness. Caraustar will calculate the price adjustments provided for herein as soon as possible after each Adjustment Date. Upon final calculation of the price adjustment, invoices for all Products shipped since the Adjustment Date will be retroactively adjusted to reflect the adjusted prices. In connection with each adjustment Caraustar will provide G-P with a certificate of the plant controller of Camden as to the Component Costs and the calculation of the Price Index, and Caraustar will provide G-P with such supporting documentation as it may reasonably request.

                  (ix) Base Period Cost Components. The Cost Components for the Base Period are set forth on Schedule 7(b)(ix) attached hereto.

                  (x) Formula. Calculations required in this Section for price adjustments are shown on the attached Schedule 7(b)(x).

                  (xi) Formula Modification. With respect to the price adjustments provided for in Section 7(b) for the Adjustment Dates on July 1, 1994 and thereafter, in computing the Price Index (and the resulting price adjustment) for Cream Face, the amount used as the "Base Period" cost for "Furnish" will be the furnish costs of Caraustar's Buffalo Paperboard Corporation mill in Lockport, New York (which was the average furnish cost for Cream Face production at the Buffalo mill for the last four months of 1992), and the "Current Period" Furnish costs will be those of Caraustar's Buffalo Paperboard Corporation mill in Lockport, New York, for the production of Cream Face for the relevant "Current Period."

         (c) Caraustar shall render its invoices covering shipments as soon as practicable after each shipment. Terms of payment are 2%/20 days, net 30 days after date of invoice.

         (d) If Caraustar achieves an average basis weight on the Products of less than 48 pounds per MSF, then the prices for the Products will be further adjusted to give G-P the benefit of 25% of the cost savings on Furnish that result from any reductions in basis weight below 48 pounds per MSF.

         8. Claims. G-P shall inspect the Products upon delivery or within a reasonable time thereafter and shall promptly notify Caraustar if any Product results in faulty manufacturing or is rejected for failure to conform to specifications. Products which are not rejected in such inspection and tests will be considered as having been accepted and as conforming to specifications, except as to defects which would not normally be discovered by such inspections and tests. Caraustar may check Products which G-P so rejects. Upon verification by Caraustar of nonconformance to specifications, the rejected Products shall be returned at Caraustar's expense or otherwise adjusted as the parties may then agree. Claims of latent or hidden defects will be handled directly between Director - Gypsum Operations of G-P and Caraustar's Senior Vice President for gypsum products. Caraustar's liability shall be limited to the value of any nonconforming or otherwise deficient Products furnished by it hereunder. CARAUSTAR SHALL NOT BE LIABLE FOR CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS.

         9. Taxes. In addition to the prices specified in Section 7, G-P shall pay to Caraustar an amount equal to all sales, use or value added taxes imposed by any governmental agency or authority, whether by present or future enactment, upon the sales, shipment, delivery, manufacture or use of the products sold hereunder, which taxes Caraustar is or shall be required or permitted to pay or collect.

         10. Force Majeure. Neither Caraustar nor G-P shall be liable for any damages, direct or consequential, arising out of any delay in delivery, or failure to deliver or accept, any of the Products sold hereunder if such delay or failure to deliver or accept is due to a cause beyond Caraustar's or G-P's reasonable control, including but not limited to an act of God, explosion, accident, fire, drought, flood, strike or other labor trouble, insurrection or riot, the public enemy, the acts or orders of a governmental unit, or freight embargo.

         11. Insolvency. Should either Caraustar or G-P file a voluntary bankruptcy petition, commit an act of bankruptcy, make a general assignment for the benefit of creditors, have a petition for reorganization approved pursuant to the Federal Bankruptcy Act, or in any other way substantially impair its ability to perform hereunder, then the other party shall have the right to immediately terminate this Agreement.

         12. Assignment: Purchase Option. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors. This Agreement shall not be assignable in whole or in part by either party without the written consent of the other, which shall not be unreasonably withheld. However, such consent shall not be required for any assignment in whole or in part to a parent, subsidiary or affiliate of the assigning company, provided that the assigning company remains fully liable for the obligations arising hereunder. Caraustar may not sell Camden, or its assets, and G-P may not sell any of its wallboard plants that are specified in Section 4 (or any other wallboard plant subsequently covered by this Agreement pursuant to Section 4) unless the purchaser thereof will offer to enter into an agreement for the purchase or sale of Products on substantially the same terms as set forth herein, for a term equal to the remaining term of this Agreement, except that in the case of a purchaser of fewer than all of G-P's wallboard plants specified in
Section 4 the quantity will be 100% of the requirements of that wallboard plant or plants and the price for the Products will be the prices established by Caraustar from time to time (but not any time to exceed the prices established on Caraustar's Sweetwater price list as it may change from time to time).

         During the term of this Agreement, Caraustar will not sell or agree to sell Camden to any third party (unaffiliated with Caraustar) unless it first offers to G-P the opportunity to buy

Camden on the same terms and conditions offered by such third party. This right of first refusal will apply only to transactions in which a third party proposes to buy Camden (and no other facilities) from Caraustar, and will not apply to transactions in which a third party proposes to buy Camden together with other facilities.

         During the term of this Agreement, G-P will not sell or agree to sell any of its wallboard plants listed in Section 4 to any third party (unaffiliated with G-P) unless it first offers to Caraustar the opportunity to buy such plant or plants on the same terms and conditions offered by such third party. This right of first refusal will apply only to transactions in which a third party proposes to buy one or more of the wallboard plants listed in Section 4 (and no other facilities) from G-P, and will not apply to transactions in which a third party proposes to buy one or more of such wallboard plants together with other G-P facilities.

         To the extent that the consideration offered by a third party in such a transaction includes consideration other than cash, G-P or Caraustar can match the third party's offer by offering cash in the amount of the fair market value of such non-cash consideration.

         13. Notices. All orders, notices, requests or other communications hereunder shall be in writing, addressed to Caraustar or G-P at the following addresses:

                  Caraustar Industries, Inc.
                  P. O. Box 115
                  Austell, Georgia  30001
                  Attention:  Senior Vice President

                  Georgia-Pacific Corporation
                  133 Peachtree Street, N.E.
                  Atlanta, Georgia  30303
                  Attention:  Vice President-Gypsum Division

         The address of either party may be changed by giving notice in writing at any time to the other party.

         14.      Insurance.

         (a) Caraustar agrees to maintain at all relevant times during the term of this Agreement, comprehensive general liability insurance with a minimum combined property damage and bodily injury limit of no less than $2,000,000 per occurrence. Caraustar shall deliver, upon request by G-P, evidence of such insurance.

         (b) Caraustar hereby agrees to maintain product liability insurance with such coverage and in such amounts as are customary in the industry.

         15. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to purchase and sale of the above specified Products for the plants listed in Section 4.

         16. Governing Law. This contract is made in and is performable in and shall be construed and interpreted in accordance with the laws of the State of North Carolina. The parties expressly exclude the application of the United Nations Convention on Contracts for the International Sale of Goods.

                                       CARAUSTAR INDUSTRIES, INC.


                                       By: /s/ Bob Prillaman
                                           -------------------------------------
                                           Its:  Senior Vice President


                                       GEORGIA-PACIFIC CORPORATION


                                       By: /s/ David R. Fleiner
                                           -------------------------------------
                                           Its:  Vice President

                                   SCHEDULE A

                                    PRODUCTS


Cream Face
Greyback
Brown Sta-Dri
Green Sta-Dri
Green Sta-Dri 24 tensile
Grey Veneer

All paper products used in wallboard manufacturing by Domtar. Products other than above to be defined by mutual consent.

                          Specifications are attached.

                                                                     Page 1 of 2
                               GYPSUM BOARD PAPER
                             IVORY FACE, HARD SIZED
                                CARAUSTAR, CAMDEN

                 PLANTS:  Newington, Winnipeg

DESCRIPTION AND USE

Multi-ply waste paper boxboard, used as the face paper on gypsum board.

REQUIRED CHARACTERISTICS

This paper must have adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA and ASTM Standards. The uniformity of water absorption, high water permeability, resistance to fibre raising, blemish free uniform colour, and ability to accept all types of normal decorative finishes are critical. This product must be statistically uniform and evidence thereof must be provided to the customer. 85% of individual results must fall within +/- 50% of the range between specification target and any reject limit for each characteristic.

                                                    TEST                REJECT                              REJECT
PHYSICAL PROPERTIES                                METHOD               MINIMUM            TARGET           MAXIMUM
-------------------                                ------               -------            ------           --------
1.   TENSILE STRENGTH (lb/in.)              T-404 / ASTM D 828
     @ 50% R. H. AND 23(degrees)C.

         - machine direction                                               75       to be determined (+ 3 sigma of minimum)

         - cross direction                                                 20       to be determined (+ 3 sigma of minimum)

2.   MOISTURE CONTENT (Weight %; off machine)                               5                 7                    8

3.   BASIS WEIGHT (lbs/msf)                     T-410                                        50
                                            ANY PROGRAMMED EFFORTS TO LOWER THE
                                            WEIGHT SHOULD BE COMMUNICATED TO BOARD
                                            PLANTS IN ADVANCE OF PRODUCTION.
4.   AVERAGE CALIPER (in.)                      T-411 / 7103            0.013             0.015                0.017

5.   CALIPER DEVIATION FROM AVERAGE (in.),
     any point within 4 lineal feet             T-411 / 7103           -0.002                                 +0.002

6.   COBB (3 min. @ 49(degrees)C; g/100 Cm2)    T-441 / 7116

         - face                                                          1.00              1.25                 1.50

         - core                                                          0.50              0.75                 1.00

7.   SATURATION (seconds)                               7101              150              1200

8.   POROSITY (Gurley; s/100 ml)                T-460 / 7106                                 75                  150

9.   SCUFF TEST                                     MUST CHOOSE METHOD AND FREQUENCY OF TEST

10.  PLYBOND (lb/sq. in.)                                                   ?                90                    ?

11.  BRIGHTNESS  (Photovolt,  viewed
     in machine direction)                                                 50                53                    ?

12.  SMOOTHNESS (Sheffield)                                                                 300                  380

                               GYPSUM BOARD PAPER
                             IVORY FACE, HARD SIZED
                                CARAUSTAR, CAMDEN

                 PLANTS:  Newington, Winnipeg


13. COLOR                  Caraustar and Domtar will agree on acceptable
                           color range. Thereafter, Caraustar will provide to Domtar color matched samples that indicate the extreme ranges of colour that will be sent to each board plant. These will be replaced on a quarterly basis to compensate for fading and handling degradation.

14. FACIAL BLEMISHES       No off-colour spots larger than  1/8" diameter.
                           Maximum of six spots larger than 1/16" diameter per 32 square feet. Hot melt spots or other impurities which surface from interior plys after conversion are also included.

15. SPLICES                Splices shall be butt-joined with tape across the
                           full width of the roll, on both sides of the sheet.
                           The butted ends must align within 1/16" measured across the roll. Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices and patches shall be made in one roll.
                           No splice shall occur within two inches of the outside of the roll as measured along the diameter of the roll. At no time shall the average concentration of splices exceed one per roll on a load by load basis.

QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry when available. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual summary report indicating average, capability index, and total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.

Approvals:   __________________________________           (5)   ________________________________________
                  Domtar Marketing Resource                            Caraustar Marketing


             __________________________________           (4)   ________________________________________
                  Domtar Quality Resource                              Caraustar Quality Resource


             __________________________________           (3)   ________________________________________
                  Domtar Business Unit Leader


             __________________________________           (2)   _________________________________________
                  Domtar MRT Resource


             __________________________________           (1)   _________________________________________
                  Domtar Production Coordinator                        Caraustar Production Manager


Numbers indicate desired order of approval from line (1) to line (5). Please date your signatures.

                               GYPSUM BOARD PAPER
                      IVORY FACE, LOW POROSITY, HARD SIZED
                                CARAUSTAR, CAMDEN

                 PLANTS:  Caledonia East


DESCRIPTION AND USE

Multi-ply waste paper boxboard, used as the face paper on gypsum board.

REQUIRED CHARACTERISTICS

This paper must have adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA and ASTM Standards. The uniformity of water absorption, high water permeability, resistance to fibre raising, blemish free uniform colour, and ability to accept all types of normal decorative finishes are critical. This product must be statistically uniform and evidence thereof must be provided to the customer. 85% of individual results must fall within +/- 50% of the range between specification target and any reject limit for each characteristic.

                                                  TEST                REJECT                              REJECT
PHYSICAL PROPERTIES                              METHOD               MINIMUM            TARGET           MAXIMUM
-------------------                              ------               -------            ------           --------
1.   TENSILE STRENGTH (lb/in.)            T-404 / ASTM D 828
     @ 50% R. H. AND 23(degrees)C.

         - machine direction                                             75       to be determined (+ 3 sigma of minimum)

         - cross direction                                               20       to be determined (+ 3 sigma of minimum)

2.   MOISTURE CONTENT (Weight %; off machine)                             5                 7                    8

3.   BASIS WEIGHT (lbs/msf)                   T-410                                        50
                                          ANY PROGRAMMED EFFORTS TO LOWER THE
                                          WEIGHT SHOULD BE COMMUNICATED TO BOARD
                                          PLANTS IN ADVANCE OF PRODUCTION.
4.   AVERAGE CALIPER (in.)                    T-411 / 7103            0.013             0.015                0.017

5.   CALIPER DEVIATION FROM AVERAGE (in.),
     any point within 4 lineal feet           T-411 / 7103           -0.002                                 +0.002

6.   COBB (3 min. @ 49(degrees)C; g/100 Cm2)  T-441 / 7116

         - face                                                        1.00              1.25                 1.50

         - core                                                        0.50              0.75                 1.00

7.   SATURATION (seconds)                             7101              150              1200

8.   POROSITY (Gurley; s/100 ml)              T-460 / 7106                                 75                  110

9.   SCUFF TEST                                   MUST CHOOSE METHOD AND FREQUENCY OF TEST

10.  PLYBOND (lb/sq. in.)                                                 ?                90                    ?

11.  BRIGHTNESS  (Photovolt,  viewed
     in machine direction)                                               50                53                    ?

12.  SMOOTHNESS (Sheffield)                                                               300                  380

                               GYPSUM BOARD PAPER
                      IVORY FACE, LOW POROSITY, HARD SIZED
                                CARAUSTAR, CAMDEN

                 PLANTS:  Caledonia East


13. COLOR                  Caraustar and Domtar will agree on acceptable color
                           range. Thereafter, Caraustar will provide to Domtar color matched samples that indicate the extreme ranges of colour that will be sent to each board plant. These will be replaced on a quarterly basis to compensate for fading and handling degradation.

14. FACIAL BLEMISHES       No off-colour spots larger than 1/8" diameter.
                           Maximum of six spots larger than 1/16" diameter per 32 square feet. Hot melt spots or other impurities which surface from interior plys after conversion are also included.

15. SPLICES                Splices shall be butt-joined with tape across the
                           full width of the roll, on both sides of the sheet.
                           The butted ends must align within 1/16" measured across the roll. Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices and patches shall be made in one roll.
                           No splice shall occur within two inches of the outside of the roll as measured along the diameter of the roll. At no time shall the average concentration of splices exceed one per roll on a load by load basis.

QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry when available. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual summary report indicating average, capability index, and total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.

Approvals:   __________________________________           (5)   ________________________________________
                  Domtar Marketing Resource                            Caraustar Marketing


             __________________________________           (4)   ________________________________________
                  Domtar Quality Resource                              Caraustar Quality Resource


             __________________________________           (3)   ________________________________________
                  Domtar Business Unit Leader


             __________________________________           (2)   _________________________________________
                  Domtar MRT Resource


             __________________________________           (1)   _________________________________________
                  Domtar Production Coordinator                        Caraustar Production Manager

Numbers indicate desired order of approval from line (1) to line (5). Please date your signatures.

                                                                     Page 1 of 2
                               GYPSUM BOARD PAPER
                        IVORY FACE, HIGH BOND LINER COBB
                                CARAUSTAR, CAMDEN

                 PLANTS:  Camden


DESCRIPTION AND USE

Multi-ply waste paper boxboard, used as the face paper on gypsum board.

REQUIRED CHARACTERISTICS

This paper must have adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA and ASTM Standards. The uniformity of water absorption, high water permeability, resistance to fibre raising, blemish free uniform colour, and ability to accept all types of normal decorative finishes are critical. This product must be statistically uniform and evidence thereof must be provided to the customer. 85% of individual results must fall within +/- 50% of the range between specification target and any reject limit for each characteristic.

                                                  TEST                REJECT                              REJECT
PHYSICAL PROPERTIES                              METHOD               MINIMUM            TARGET           MAXIMUM
-------------------                              ------               -------            ------           --------
1.   TENSILE STRENGTH (lb/in.)            T-404 / ASTM D 828
     @ 50% R. H. AND 23(degrees)C.

         - machine direction                                             75       to be determined (+ 3 sigma of minimum)

         - cross direction                                               20       to be determined (+ 3 sigma of minimum)

2.   MOISTURE CONTENT (Weight %; off machine)                             5                 7                    8

3.   BASIS WEIGHT (lbs/msf)                   T-410                                        50
                                          ANY PROGRAMMED EFFORTS TO LOWER THE
                                          WEIGHT SHOULD BE COMMUNICATED TO BOARD
                                          PLANTS IN ADVANCE OF PRODUCTION.

4.   AVERAGE CALIPER (in.)                    T-411 / 7103            0.013             0.015                0.017

5.   CALIPER DEVIATION FROM AVERAGE (in.),
     any point within 4 lineal feet           T-411 / 7103           -0.002                                 +0.002

6.   COBB (3 min. @ 49(degrees)C;             T-441 / 7116
     g/100 Cm2)

         - face                                                        1.00              1.25                 1.50

         - core                                                        1.00              1.25                 1.50

7.   SATURATION (seconds)                             7101              150              1200

8.   POROSITY (Gurley; s/100 ml)              T-460 / 7106                                 75                  150

9.   SCUFF TEST                                   MUST CHOOSE METHOD AND FREQUENCY OF TEST

10.  PLYBOND (lb/sq. in.)                                                 ?                90                    ?

11.  BRIGHTNESS  (Photovolt,  viewed
     in machine direction)                                               50                53                    ?

12.  SMOOTHNESS (Sheffield)                                                               300                  380

                               GYPSUM BOARD PAPER
                        IVORY FACE, HIGH BOND LINER COBB
                               CARAUSTAR, CAMDEN


                 PLANTS: Camden


13. COLOR                  Caraustar and Domtar will agree on acceptable color
                           range. Thereafter, Caraustar will provide to Domtar color matched samples that indicate the extreme ranges of colour that will be sent to each board plant. These will be replaced on a quarterly basis to compensate for fading and handling degradation.

14. FACIAL BLEMISHES       No off-colour spots larger than 1/8" diameter.
                           Maximum of six spots larger than 1/16" diameter per 32 square feet. Hot melt spots or other impurities which surface from interior plys after conversion are also included.

15. SPLICES                Splices shall be butt-joined with tape across the
                           full width of the roll, on both sides of the sheet.
                           The butted ends must align within 1/16" measured across the roll. Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices and patches shall be made in one roll.
                           No splice shall occur within two inches of the outside of the roll as measured along the diameter of the roll. At no time shall the average concentration of splices exceed one per roll on a load by load basis.

QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry when available. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual summary report indicating average, capability index, and total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.

Approvals:   __________________________________           (5)   ________________________________________
                  Domtar Marketing Resource                            Caraustar Marketing


             __________________________________           (4)   ________________________________________
                  Domtar Quality Resource                              Caraustar Quality Resource


             __________________________________           (3)   ________________________________________
                  Domtar Business Unit Leader


             __________________________________           (2)   _________________________________________
                  Domtar MRT Resource


             __________________________________           (1)   _________________________________________
                  Domtar Production Coordinator                        Caraustar Production Manager

Numbers indicate desired order of approval from line (1) to line (5). Please date your signatures.

                               GYPSUM BOARD PAPER
                      IVORY FACE, VERY HIGH BOND LINER COBB
                                CARAUSTAR, CAMDEN

                 PLANTS:  Grand Rapids


DESCRIPTION AND USE

Multi-ply waste paper boxboard, used as the face paper on gypsum board.

REQUIRED CHARACTERISTICS

This paper must have adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA and ASTM Standards. The uniformity of water absorption, high water permeability, resistance to fibre raising, blemish free uniform colour, and ability to accept all types of normal decorative finishes are critical. Plants using this paper have cold stucco slurry which is less effective at wetting the paper. This product must be statistically uniform and evidence thereof must be provided to the customer. 85% of individual results must fall within +/- 50% of the range between specification target and any reject limit for each characteristic.

                                                      TEST                REJECT                              REJECT
PHYSICAL PROPERTIES                                  METHOD               MINIMUM            TARGET           MAXIMUM
-------------------                                  ------               -------            ------           --------
1.   TENSILE STRENGTH (lb/in.)                T-404 / ASTM D 828
     @ 50% R. H. AND 23(degrees)C.

         - machine direction                                                 75       to be determined (+ 3 sigma of minimum)

         - cross direction                                                   20       to be determined (+ 3 sigma of minimum)

2.   MOISTURE CONTENT (Weight %; off machine)                                 5                 7                    8

3.   BASIS WEIGHT (lbs/msf)                       T-410                                        50
                                              ANY PROGRAMMED EFFORTS TO LOWER THE
                                              WEIGHT SHOULD BE COMMUNICATED TO BOARD
                                              PLANTS IN ADVANCE OF PRODUCTION.

4.   AVERAGE CALIPER (in.)                        T-411 / 7103            0.013             0.015                0.017

5.   CALIPER DEVIATION FROM AVERAGE (in.),
     any point within 4 lineal feet               T-411 / 7103           -0.002                                 +0.002

6.   COBB (3 min. @ 49(degrees)C; g/100 Cm2)      T-441 / 7116

         - face                                                            1.00              1.25                 1.50

         - core                                                            1.00              1.25                 1.50

7.   SATURATION (seconds)                                 7101              150              1200

8.   POROSITY (Gurley; s/100 ml)                  T-460 / 7106                                 75                  150

9.   SCUFF TEST                                       MUST CHOOSE METHOD AND FREQUENCY OF TEST

10.  PLYBOND (lb/sq. in.)                                                     ?                90                    ?

11.  BRIGHTNESS  (Photovolt,  viewed
     in machine direction)                                                   50                53                    ?

12.  SMOOTHNESS (Sheffield)                                                                   300                  380

                                                                     Page 2 of 2
                               GYPSUM BOARD PAPER
                      IVORY FACE, VERY HIGH BOND LINER COBB
                                CARAUSTAR, CAMDEN

                 PLANTS:  Grand Rapids


13. COLOR                  Caraustar and Domtar will agree on acceptable
                           color range. Thereafter, Caraustar will provide to Domtar color matched samples that indicate the extreme ranges of colour that will be sent to each board plant. These will be replaced on a quarterly basis to compensate for fading and handling degradation.

14. FACIAL BLEMISHES       No off-colour spots larger than 1/8" diameter.
                           Maximum of six spots larger than 1/16" diameter per 32 square feet. Hot melt spots or other impurities which surface from interior plys after conversion are also included.

15. SPLICES                Splices shall be butt-joined with tape across the
                           full width of the roll, on both sides of the sheet.
                           The butted ends must align within 1/16" measured across the roll. Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices and patches shall be made in one roll.
                           No splice shall occur within two inches of the outside of the roll as measured along the diameter of the roll. At no time shall the average concentration of splices exceed one per roll on a load by load basis.

QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry when available. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual summary report indicating average, capability index, and total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.

Approvals:   __________________________________           (5)   ________________________________________
                  Domtar Marketing Resource                            Caraustar Marketing


             __________________________________           (4)   ________________________________________
                  Domtar Quality Resource                              Caraustar Quality Resource


             __________________________________           (3)   ________________________________________
                  Domtar Business Unit Leader


             __________________________________           (2)   _________________________________________
                  Domtar MRT Resource


             __________________________________           (1)   _________________________________________
                  Domtar Production Coordinator                        Caraustar Production Manager

Numbers indicate desired order of approval from line (1) to line (5). Please date your signatures.

                               GYPSUM BOARD PAPER
                         GREY BACK, HIGH BOND LINER COBB
                                CARAUSTAR, CAMDEN

                 PLANTS:  Newington, Camden, Caledonia East, Savannah


DESCRIPTION AND USE

Multi-ply waste paper boxboard, used as the back paper on gypsum board.

REQUIRED CHARACTERISTICS

This paper must have a controlled coefficient of friction and adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA and ASTM Standards. The uniformity of water absorption, higher bond liner water absorption than normal, and high water permeability are critical to conversion. This product must be statistically uniform and evidence thereof must be provided to the customer. Where a given Domtar gypsum board plant is to receive greyback from more than one Caraustar paper mill, the multiple sources should have average values of the variables listed below that are within one standard deviation of the normal supply. 85% of individual results must fall within +/- 50% of the range between the specification target and any reject limit for each characteristic.

                                                           TEST                REJECT                              REJECT
PHYSICAL PROPERTIES                                       METHOD               MINIMUM            TARGET           MAXIMUM
-------------------                                       ------               -------            ------           --------
1.   TENSILE STRENGTH (lb/in.)                     T-404 / ASTM D 828
     @ 50% R. H. AND 23 degrees C.

         - machine direction                                                      75       to be determined (+ 3 sigma of minimum)

         - cross direction                                                        20       to be determined (+ 3 sigma of minimum)

2.   MOISTURE CONTENT (Weight %; off machine)                                      5                 7                    8

3.   BASIS WEIGHT (lbs/msf)                        T-410                                            50
                                           ANY PROGRAMMED EFFORTS TO LOWER THE BASIS
                                           WEIGHT SHOULD BE COMMUNICATED TO BOARD
                                           PLANTS IN ADVANCE OF PRODUCTION.

4.   AVERAGE CALIPER (in.)                         T-411 / 7103                 0.012             0.015                0.017

5.   CALIPER DEVIATION FROM AVERAGE (in.),
     any point within 4 lineal feet                T-411 / 7103                -0.002                                 +0.002

6.   COBB (3 min. @ 49 degrees C; g/100 Cm2)       T-441 / 7116

         - face                                                                  0.50              0.75                 1.00

         - core                                                                  1.00              1.25                 1.50

7.   SATURATION (seconds)                                  7101                   150              1200

8.   POROSITY (Gurley; s/100 ml)                   T-460 / 7106                                      55                  100

9.   SLIDING FRICTION TEST                             MUST CHOOSE METHOD AND FREQUENCY

10.  PLY BOND (lb/sq. in.)                                                          ?                90                    ?

                               GYPSUM BOARD PAPER
                         GREY BACK, HIGH BOND LINER COBB
                                CARAUSTAR, CAMDEN

                 PLANTS:  Newington, Camden, Caledonia East, Savannah



11. SPLICES                Splices shall be butt-joined with tape across the
                           full width of the roll, on both sides of the sheet.
                           The butted ends must align within 1/16" measured across the roll. Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices and patches shall be made in one roll.
                           No splice shall occur within two inches of the outside of the roll as measured along the diameter of the roll. At no time shall the average concentration of splices exceed one per roll on a load by load basis.

QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry when available. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual quality summary report indicating average, capability index, and total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.

Approvals:   __________________________________           (5)   ________________________________________
                  Domtar Marketing Resource                            Caraustar Marketing


             __________________________________           (4)   ________________________________________
                  Domtar Quality Resource                              Caraustar Quality Resource


             __________________________________           (3)   ________________________________________
                  Domtar Business Unit Leader


             __________________________________           (2)   _________________________________________
                  Domtar MRT Resource


             __________________________________           (1)   _________________________________________
                  Domtar Production Coordinator                        Caraustar Production Manager

Numbers indicate desired order of approval from line (1) to line (5). Please date your signatures.

                               GYPSUM BOARD PAPER
                       GREYBACK, VERY HIGH BOND LINER COBB
                                CARAUSTAR, CAMDEN

           PLANTS:  Grand Rapids, Winnipeg



DESCRIPTION AND USE

Multi-ply waste paper boxboard, used as the back paper on gypsum board.

REQUIRED CHARACTERISTICS

This paper must have a controlled coefficient of friction and adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA and ASTM Standards. The uniformity of water absorption, higher bond liner water absorption than normal, and high water permeability are critical to conversion. Plants using this paper have cold stucco slurry which is less effective at wetting the paper. This product must be statistically uniform and evidence thereof must be provided to the customer. Where a given Domtar gypsum board plant is to receive greyback from more than one Caraustar paper mill, the multiple sources should have average values of the variables listed below that are within one standard deviation of the normal supply. 85% of individual results must fall within +/- 50% of the range between the specification target and any reject limit for each characteristic.

                                                      TEST             REJECT                              REJECT
 PHYSICAL PROPERTIES                                 METHOD            MINIMUM            TARGET           MAXIMUM
-------------------                                  ------            -------            ------           -------
1.   TENSILE STRENGTH (lb/in.)
     @ 50% R.H. AND 23(degrees)C.             T-404 / ASTM D 828

     - machine direction                                                      75           to be determined (+ 3 sigma of minimum)

     - cross direction                                                        20           to be determined (+ 3 sigma of minimum)
2.   MOISTURE CONTENT (Weight %; off machine)                                  5                 7               8
3.   BASIS WEIGHT (lb/msf)                    T-410                                             50
                                                     ANY PROGRAMMED EFFORTS TO LOWER BASIS WEIGHT SHOULD BE
                                                     COMMUNICATED TO BOARD PLANTS IN ADVANCE OF PRODUCTION.
4.   AVERAGE CALIPER (in.)                    T-411 / 7103                 0.012             0.015           0.018
5.   CALIPER DEVIATION FROM AVERAGE (in.),
     any point within 4 lineal feet           T-411 / 7103                -0.002                            +0.002
6.   COBB (3 min. @ 49(degrees)C; g/100 Cm(2) T-441 / 7116

     - face                                                                 0.50              0.75            1.00

     - core                                                                 1.40              1.60            2.00
7.   SATURATION (seconds)                             7101                   150              1200
8.   POROSITY (Gurley; s/100 ml)              T-460 / 7106                                      55             120
9.   SLIDING FRICTION TEST
                                                                   MUST CHOOSE METHOD AND FREQUENCY
10.  PLY BOND (lb/sq. in.)                                                     ?                90               ?

                               GYPSUM BOARD PAPER
                       GREYBACK, VERY HIGH BOND LINER COBB
                                CARAUSTAR, CAMDEN

           PLANTS:  Grand Rapids, Winnipeg

11. SPLICES   Splices shall be butt-joined with tape across the full width of the roll, on both sides of the sheet. The butted ends must align within 1/16" measured across the roll. Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices and patches shall be made in one roll. No splice shall occur within two inches of the outside of the roll as measured along the diameter of the roll. At no time shall the average concentration of splices exceed one per roll on a load by load basis.

QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry when available. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual quality summary report indicating average, capability index, and total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.

Approvals:                                                (5)
             --------------------------------------             ----------------------------------------
                    Domtar Marketing Resource                             Caraustar Marketing

                                                          (4)
             --------------------------------------             ----------------------------------------
                    Domtar Quality Resource                               Caraustar Quality Resource

                                                          (3)
             --------------------------------------             ----------------------------------------
                    Domtar Business Unit Leader

                                                          (2)
             --------------------------------------             ----------------------------------------
                    Domtar MRT Resource

                                                          (1)
             --------------------------------------             ----------------------------------------
                    Domtar Production Coordinator                         Caraustar Production Manager

Numbers indicate desired order of approval from line (1) to line (5). Please date your signatures.

                               GYPSUM BOARD PAPER
                                GREEN SHAFTLINER
                                CARAUSTAR, CAMDEN

               PLANTS:  Newington

DESCRIPTION AND USE

Green multi-ply waste paper boxboard, used as the face and back paper on shaftliner gypsum board.

REQUIRED CHARACTERISTICS

This paper must have adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA, ASTM, and fire code rating standards. The uniformity of water absorption from the core side, and high water permeability are critical to conversion. This product must be statistically uniform and evidence thereof must be provided to the customer. 85% of individual results must fall within +/- 50% of the range between the specification target and any reject limit for each characteristic.

                                                  TEST                REJECT                               REJECT
PHYSICAL PROPERTIES                              METHOD               MINIMUM              TARGET          MAXIMUM
-------------------                              ------               -------              ------          -------
1.  TENSILE STRENGTH (lb/in.)                   T-404 / ASTM D 828
    @ 50% R. H. AND 23 degrees C.

    - machine direction                                                    77        to be determined (+ 3 sigma of minimum)

    - cross direction                                                      23        to be determined (+ 3 sigma of minimum)
2.  MOISTURE CONTENT (Weight %; off machine)                                5                7                 8
3.  BASIS WEIGHT (lbs/msf)                      T-410                                       54
                                                ANY PROGRAMMED EFFORTS TO LOWER BASIS WEIGHT SHOULD BE
                                                COMMUNICATED TO BOARD PLANTS IN ADVANCE OF PRODUCTION.
4.  AVERAGE CALIPER (in.)                       T-411 / 7103            0.015            0.017             0.019
5.  CALIPER DEVIATION FROM AVERAGE (in.),
    any point within 4 lineal feet              T-411 / 7103           -0.002                             +0.002

6.  COBB (3 min. @ 49 degrees C; g/100 Cm(2)    T-441 / 7116

    - face                                                                                0.60              0.90

    - core                                                               0.50             0.75              1.00
7.  SATURATION (seconds)                                7101              150             1200
8.  POROSITY (Gurley; s/100 ml)                 T-460 / 7106                                70               110
9.  PLYBOND (lb/sq. in.)                                                    ?               90                 ?

                               GYPSUM BOARD PAPER
                                GREEN SHAFTLINER
                                CARAUSTAR, CAMDEN

               PLANTS:  Newington

10. COLOUR    Caraustar to specify dye manufacturer product code and
              concentration in lbs/msf. Thereafter, Caraustar will provide to Domtar color matched samples that indicate the extreme ranges of color that will be sent to each board plant. These will be replaced on a quarterly basis to compensate for fading and handling degradation.

11. SPLICES   Splices shall be butt-joined with tape across the full width of the roll, on both sides of the sheet. The butted ends must align within 1/16" measured across the roll. Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices and patches shall be made in one roll. At no time shall the average concentration of splices exceed one per roll on a load by load basis.

QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry when available. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual quality summary report indicating average, capability index, total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.

Approvals:                                                (5)
             --------------------------------------             ----------------------------------------
                    Domtar Marketing Resource                             Caraustar Marketing

                                                          (4)
             --------------------------------------             ----------------------------------------
                    Domtar Quality Resource                               Caraustar Quality Resource

                                                          (3)
             --------------------------------------             ----------------------------------------
                    Domtar Business Unit Leader

                                                          (2)
             --------------------------------------             ----------------------------------------
                    Domtar MRT Resource

                                                          (1)
             --------------------------------------             ----------------------------------------
                    Domtar Production Coordinator                         Caraustar Production Manager

Numbers indicate desired order of approval from line (1) to line (5). Please date your signatures.

                               GYPSUM BOARD PAPER
                                   BLUE VENEER
                                CARAUSTAR, CAMDEN

         PLANTS:  Grand Rapids, Newington


DESCRIPTION AND USE

Blue multi-ply waste paper boxboard, used as the face paper on gypsum base for veneer plaster.

REQUIRED CHARACTERISTICS

This paper must have uniform high water absorption (suction) through the face and adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA and ASTM Standards. The uniformity of water absorption from the core side, and high water permeability are critical to conversion. This product must be statistically uniform and evidence thereof must be provided to the customer. 85% of individual results must fall within +/- 50% of the range between the specification target and any reject limit for each characteristic.

                                                 TEST                  REJECT                              REJECT
PHYSICAL PROPERTIES                             METHOD                 MINIMUM            TARGET           MAXIMUM
-------------------                             ------                 -------            ------           -------
1.  TENSILE STRENGTH (lb/in.)                  T-404 / ASTM D 828
    @ 50% R.H. AND 23 degrees C.

    - machine direction                                                  75       Target to be determined (+ 3 sigma of min.)

    - cross direction                                                    20       Target to be determined (+ 3 sigma of min.)

2.  MOISTURE CONTENT (Weight %; off machine)
                                                                          5                 7                    8
3.  BASIS WEIGHT (lbs/msf)
                                               T-410                                       60
                                               ANY PROGRAMMED EFFORTS TO LOWER BASIS WEIGHT SHOULD BE
                                               COMMUNICATED TO BOARD PLANTS IN ADVANCE OF PRODUCTION.
4.  AVERAGE CALIPER (in.)                      T-411 / 7103           0.015             0.018                0.021
5.  CALIPER DEVIATION FROM AVERAGE (in.),
    any point within 4 lineal feet             T-411 / 7103          -0.002                                 +0.002
6.  COBB (3 min. @ 49 degrees C; g/100 Cm(2)   T-441 / 7116

    - face                                                             4.00              4.50                 5.50

    - core                                                             0.50              0.75                 1.00
7.  SATURATION (seconds)                               7101             100              1200
8.  POROSITY (Gurley; s/100 ml)                T-460 / 7106                                65                  125
9.  PLYBOND (lb/sq. in.)                                                                   90                    ?

                               GYPSUM BOARD PAPER
                                   BLUE VENEER
                                CARAUSTAR, CAMDEN

         PLANTS:  Grand Rapids, Newington

10. COLOUR    Caraustar to specify dye manufacturer product code and
              concentration in lbs/msf. Caraustar will make a new color standard each run. Caraustar will normally run this product once/month (in every second cycle after ivory).

11. SPLICES   Splices shall be butt-joined with tape across the full width of the roll, on both sides of the sheet. Edges of the paper are to be carefully lined up on each side of the splice, so that the edges are not off-set more than 1/16". Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices or patches shall be made in one roll, and no splice shall occur within two inches of the outside of the roll, as measured along the diameter of the roll.
              At no time shall the average concentration of splices exceed one per roll on a load by load basis.

12. WRAPPING  All veneer rolls will be stretch wrapped along the curve of the roll.

QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual quality summary report indicating average, capability index, and total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.

Approvals:                                                (5)
             --------------------------------------             ----------------------------------------
                    Domtar Marketing Resource                             Caraustar Marketing

                                                          (4)
             --------------------------------------             ----------------------------------------
                    Domtar Quality Resource                               Caraustar Quality Resource

                                                          (3)
             --------------------------------------             ----------------------------------------
                    Domtar Business Unit Leader

                                                          (2)
             --------------------------------------             ----------------------------------------
                    Domtar MRT Resource

                                                          (1)
             --------------------------------------             ----------------------------------------
                    Domtar Production Coordinator                         Caraustar Production Manager

Numbers indicate desired order of approval from line (1) to line (5). Please date your signatures.

                               GYPSUM BOARD PAPER
                   BROWN SHEATHING, VERY HIGH BOND LINER COBB
                                CARAUSTAR, CAMDEN

             PLANTS:  Grand Rapids


DESCRIPTION AND USE

Brown multi-ply waste paper boxboard, used as the back paper on green interior grade moisture resistant gypsum board and both sides of gypsum sheathing boards.

REQUIRED CHARACTERISTICS

This paper must have minimal water absorption through the face and adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA and ASTM Standards. The uniformity of water absorption from the core side, and high water permeability are critical to conversion. Plants using this paper have cold stucco slurry which is less effective at wetting the paper. This product must be statistically uniform and evidence thereof must be provided to the customer. 85% of results must fall within +/- 50% of the range between the specification target and any reject limit for each individual characteristic.

                                                 TEST             REJECT                             REJECT
PHYSICAL PROPERTIES                             METHOD           MINIMUM            TARGET           MAXIMUM
-------------------                             ------           -------            ------           -------
1.  TENSILE STRENGTH (lb/in.)             T-404 / ASTM D 828
    @ 50% R. H. AND 23 degrees C.

    - machine direction                                             75       Target to be determined (+ 3 sigma of min.)

    - cross direction                                               20       Target to be determined (+ 3 sigma of min.)
2.  MOISTURE CONTENT (Weight %; off machine)                         5                7                 8
3.  BASIS WEIGHT (lbs/msf)                T-410                                      50
                                          ANY PROGRAMMED EFFORTS TO LOWER BASIS WEIGHT SHOULD BE
                                          COMMUNICATED TO BOARD PLANTS IN ADVANCE OF PRODUCTION.
4.  AVERAGE CALIPER (in.)                 T-411 / 7103           0.012                              0.018
5.  CALIPER DEVIATION FROM AVERAGE (in.),
    any point within 4 lineal feet        T-411 / 7103          -0.002                             +0.002
6.  COBB (3 min. @ 49 degreesC;           T-441 / 7116
    g/100 Cm(2)

    - face                                                                         0.35              0.60

    - core                                                        1.40             1.60              2.00
7.  SATURATION (seconds)                          7101             150             1200
8.  POROSITY (Gurley; s/100 ml)           T-460 / 7106                               55               110
9.  PLYBOND (lb/sq. in.)                                                             90

                               GYPSUM BOARD PAPER
                   BROWN SHEATHING, VERY HIGH BOND LINER COBB
                                CARAUSTAR, CAMDEN

             PLANTS:  Grand Rapids

10. COLOUR               Caraustar to use Michleman Domtar Brown or equivalent.
                         This is a medium tan brown. Adequate reflectance is essential for proper operation of photo eyes in board handling equipment.

11. SLIDING FRICTION     A METHOD AND FREQUENCY OF TESTING NEEDS TO BE
                         DETERMINED

12. SPLICES              Splices shall be butt-joined with tape across the full
                         width of the roll, on both sides of the sheet. Edges of the paper are to be carefully lined up on each side of the splice, so that the edges are not off-set more than 1/16". Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices or patches shall be made in one roll, and no splice shall occur within 2 inches of the outside of the roll, as measured along the diameter of the roll. At no time shall the average concentration of splices exceed one per roll on a load by load basis.

         NOTE: THIS PRODUCT IS THE VERY HIGH BOND LINER COBB GREYBACK BASE SHEET WITH SURFACE DYE AND SIZE COATING AT THE STACK.

QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry when available. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual quality summary report indicating average, capability index, and total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.

Approvals:                                                (5)
             --------------------------------------             ----------------------------------------
                    Domtar Marketing Resource                             Caraustar Marketing

                                                          (4)
             --------------------------------------             ----------------------------------------
                    Domtar Quality Resource                               Caraustar Quality Resource

                                                          (3)
             --------------------------------------             ----------------------------------------
                    Domtar Business Unit Leader

                                                          (2)
             --------------------------------------             ----------------------------------------
                    Domtar MRT Resource

                                                          (1)
             --------------------------------------             ----------------------------------------
                    Domtar Production Coordinator                         Caraustar Production Manager

Numbers indicate desired order of approval from line (1) to line (5). Please date your signatures.

                                                                     Page 1 of 2
                               GYPSUM BOARD PAPER
                                 BROWN SHEATHING
                                CARAUSTAR, CAMDEN

             PLANTS:      Newington, Camden, Winnipeg,
                          Caledonia East and Savannah

DESCRIPTION AND USE

Brown multi-ply waste paper boxboard, used as the back paper on green interior grade moisture resistant gypsum board and both sides of gypsum sheathing boards.

REQUIRED CHARACTERISTICS

This paper must have minimal water absorption through the face and adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA and ASTM Standards. The uniformity of water absorption from the core side, and high water permeability are critical to conversion. This product must be statistically uniform and evidence thereof must be provided to the customer. 85% of results must fall within +/- 50% of the range between the specification target and any reject limit for each characteristic.

                                              TEST              REJECT                              REJECT
PHYSICAL PROPERTIES                          METHOD             MINIMUM             TARGET          MAXIMUM
-------------------                          ------             -------             ------          -------
1. TENSILE STRENGTH lb/in                T-404 / ASTM D 828
   @ 50% R. H. AND 23 degrees C.

   - machine direction                                              75          Target to be determined (+ 3 sigma of min.)
   - cross direction                                                20          Target to be determined (+ 3 sigma of min.)
2. MOISTURE CONTENT (Weight %; off machine)                          5                  7                8
3. BASIS WEIGHT (lb/asf)                 T-410                                         50
                                  ANY PROGRAMMED EFFORTS TO LOWER BASIS WEIGHT SHOULD BE
                                  COMMUNICATED TO BOARD PLANTS IN ADVANCE OF PRODUCTION.
4. AVERAGE CALIPER (in.)                 T-411 / 7103            0.012                               0.018
5. CALIPER DEVIATION FROM AVERAGE        T-411 / 7103           -0.002                              +0.002
   (in.), any point within 4
   lineal feet
6. COBB (3 min. @ 49 degrees C;          T-441 / 7116
   g/100 cm(2)
   - face                                                                            0.35             0.60
   - core                                                         1.00               1.25             1.50
7. SATURATION (s)                                7101              150               1200
8. POROSITY (Gurley; s/100 ml)           T-460 / 7106                                  55              110
9. PLYBOND (lb/sq. in)                                                                 90

                                                                     Page 2 of 2
                               GYPSUM BOARD PAPER
                                 BROWN SHEATHING
                                CARAUSTAR, CAMDEN

             PLANTS:      Newington, Camden, Winnipeg,
                          Caledonia East and Savannah

10. COLOUR               Caraustar to use Michleman Domtar Brown or equivalent
                         for Camden, Caledonia, and Winnipeg. This is a medium tan brown. Adequate reflectance is essential for proper operation of photo eyes in board handling equipment.
                         Newington and Savannah are to receive a much darker dye which was traditionally supplied by Sweetwater Austell.
                         Camden mill should specify this colour.

11. SLIDING              FRICTION A METHOD AND FREQUENCY OF TESTING NEEDS TO BE
                         DETERMINED

12. SPLICES              Splices shall be butt-joined with tape across the full
                         width of the roll, on both sides of the sheet. Edges of the paper are to be carefully lined/up on each side of the splice, so that the edges are not off-set more than 1/16". Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices or patches shall be made in one roll, and no splice shall occur within 2 inches of the outside of the roll, as measured along the diameter of the roll. At no time shall the average concentration of the splices exceed one per roll on a load by load basis.


          NOTE: THIS PRODUCT IS THE HIGH BOND LINER COBB GREYBACK BASE SHEET
                WITH SURFACE DYE AND SIZE COATING AT THE STACK.


QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry when available. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual quality summary report indicating average, capability index, and total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.


Approvals:                                                (5)
             --------------------------------------             ----------------------------------------
                    Domtar Marketing Resource                             Caraustar Marketing

                                                          (4)
             --------------------------------------             ----------------------------------------
                    Domtar Quality Resource                               Caraustar Quality Resource

                                                          (3)
             --------------------------------------             ----------------------------------------
                    Domtar Business Unit Leader

                                                          (2)
             --------------------------------------             ----------------------------------------
                    Domtar MRT Resource

                                                          (1)
             --------------------------------------             ----------------------------------------
                    Domtar Production Coordinator                         Caraustar Production Manager



Numbers indicate the desired order of approval from (1) to (5). Please date your signatures.

                                                                     Page 1 of 2
                               GYPSUM BOARD PAPER
                              GREEN MOISTURE-GUARD
                                CARAUSTAR, CAMDEN

               PLANTS:      Newington, Camden, Winnipeg,
                            Caledonia East

DESCRIPTION AND USE

Green multi-ply waste paper boxboard, used as the face paper on moisture resistant gypsum board.

REQUIRED CHARACTERISTICS

This paper must have minimal water absorption through the face and adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA and ASTM Standards. The uniformity of water absorption from the core side, and high water permeability are critical to conversion. This product must be statistically uniform and evidence thereof must be provided to the customer. 85% of individual results must fall within +/- 50% of the range between the specification target and any reject limit for each characteristic.

                                                       TEST             REJECT                         REJECT
PHYSICAL PROPERTIES                                   METHOD            MINIMUM         TARGET         MAXIMUM
-------------------                                   ------            -------         ------         -------
1. TENSILE STRENGTH lb/in                       T-404 / ASTM D 828
   @ 50% R. H. AND 23 degrees C.
   - machine direction                                                    75       Target to be determined ( + 3 sigma of min.)
   - cross direction                                                      20       Target to be determined ( + 3 sigma of min.)
2. MOISTURE CONTENT (Weight %; off machine)                                5                 7               8
3. BASIS WEIGHT (lbs/asf)                       T-410                                       52
                                            ANY PROGRAMMED EFFORTS TO LOWER BASIS WEIGHT SHOULD BE
                                            COMMUNICATED TO BOARD PLANTS IN ADVANCE OF PRODUCTION.
4. AVERAGE CALIPER (in.)                        T-411 / 7103           0.013             0.015           0.017
5. CALIPER DEVIATION FROM AVERAGE               T-411 / 7103          -0.002                            +0.002
   (in.), any point within 4
   lineal feet
6. COBB (3 min. @49(degree)C; g/100 cs(2)       T-441 / 7116
   - face                                                               0.40              0.60            0.90
   - core                                                               1.00              1.25            1.50
7. SATURATION (seconds)                                 7101             150              1200
8. POROSITY (Gurley; s/100 ml)                  T-460 / 7106                                55             110
9. PLYBOND (lb/sq in)                                                                       90               ?


10. COLOUR               Caraustar to specify dye manufacturer product code and
                         concentration in lbs/msf. Thereafter, Caraustar will provide to Domtar color matched samples that indicate the extreme ranges of color that will be sent to each board plant. These will be replaced on a quarterly basis to compensate for fading and handling degradation.

                                                                     Page 2 of 2
                               GYPSUM BOARD PAPER
                              GREEN MOISTURE-GUARD
                                CARAUSTAR, CAMDEN

               PLANTS:      Newington, Camden, Winnipeg,
                            Caledonia East

11. FACIAL BLEMISHES     No off-colour spots larger than 1/8" diameter. Maximum
                         of six spots larger than 1/16th diameter per 32 square feet. Hot melt spots or other impurities which surface from interior plys after conversion are also included.

12. SPLICES              Splices shall be butt-joined with tape across the full
                         width of the roll, on both sides of the sheet. Edges of the paper are to be carefully lined up on each side of the splice, so that the edges are not off-set more than 1/16 ". Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices or patches shall be made in one roll, and no splice shall occur within two inches of the outside of the roll, as measured along the diameter of the roll. At no time shall the average concentration of splices exceed one per roll on a load by load basis.


QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry when available. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual quality summary report indicating average, capability index, total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.


Approvals:                                                (5)
             --------------------------------------             ----------------------------------------
                    Domtar Marketing Resource                             Caraustar Marketing

                                                          (4)
             --------------------------------------             ----------------------------------------
                    Domtar Quality Resource                               Caraustar Quality Resource

                                                          (3)
             --------------------------------------             ----------------------------------------
                    Domtar Business Unit Leader

                                                          (2)
             --------------------------------------             ----------------------------------------
                    Domtar MRT Resource

                                                          (1)
             --------------------------------------             ----------------------------------------
                    Domtar Production Coordinator                         Caraustar Production Manager


Numbers indicate the desired order of approval from (1) to (5). Please date your signatures.

                               GYPSUM BOARD PAPER
                 GREEN MOISTURE-GUARD, VERY HIGH BOND LINER COBB
                                CARAUSTAR, CAMDEN

          PLANTS:  Grand Rapids


DESCRIPTION AND USE

Green multi-ply waste paper boxboard, used as the face paper on moisture resistant gypsum board.

REQUIRED CHARACTERISTICS

This paper must have minimal water absorption through the face and adequate physical strength properties in order that the gypsum board meets the requirements of the applicable CSA and ASTM Standards. The uniformity of water absorption from the core side, and high water permeability are critical to conversion. Plants using this paper have cold stucco slurry which is less effective at wetting the paper. This product must be statistically uniform and evidence thereof must be provided to the customer. 85% of individual results must fall within +/- 50% of the range between the specification target and any reject limit for each characteristic.

                                                       TEST                REJECT                            REJECT
PHYSICAL PROPERTIES                                   METHOD               MINIMUM        TARGET             MAXIMUM
-------------------                                   ------               -------        ------             -------
1.   TENSILE STRENGTH lb/in                       T-404 / ASTM D 828
     @ 50% R. H. AND 23 degrees C.
     - machine direction                                                       75       Target to be determined (+ 3 sigma of min.)
     - cross direction                                                         20       Target to be determined (+ 3 sigma of min.)
2.   MOISTURE CONTENT (Weight %; off machine)                                   5              7                  8
3.   BASIS WEIGHT (lbs/asf)                       T-410                                       52
                           ANY PROGRAMMED EFFORTS TO LOWER BASIS WEIGHT SHOULD BE
                           COMMUNICATED TO BOARD PLANTS IN ADVANCE OF PRODUCTION.
4.   AVERAGE CALIPER (in.)                        T-411 / 7103              0.013          0.015              0.017
5.   CALIPER DEVIATION FROM AVERAGE               T-411 / 7103             -0.002                            +0.002
     (in.), any point within 4
     lineal feet
6.   COBB (3 min. @ 49(degree)C; g/100 cm(2)      T-441 / 7116
     - face                                                                  0.40           0.60               0.90
     - core                                                                  1.40           1.70               2.00
7.   SATURATION (seconds)                                 7101                150           1200
8.   POROSITY (Gurley; s/100 ml)                  T-460 / 7106                                55                110
9.   PLYBOND (lb/sq in)                                                                       90                  ?

10.COLOUR                Caraustar to specify dye manufacturer product code and
                         concentration in lbs/msf. Thereafter, Caraustar will provide to Domtar color matched samples that indicate the extreme ranges of color that will be sent to each board plant. These will be replaced on a quarterly basis to compensate for fading and handling degradation.

                               GYPSUM BOARD PAPER
                 GREEN MOISTURE-GUARD, VERY HIGH BOND LINER COBB
                                CARAUSTAR, CAMDEN

          PLANTS:  Grand Rapids

11. FACIAL BLEMISHES     No off-colour spots larger than 1/8" diameter. Maximum
                         of six spots larger than 1/16" diameter per 32 square feet. Hot melt spots or other impurities which surface from interior plys after conversion are also included.

12. SPLICES              Splices shall be butt-joined with tape across the full
                         width of the roll, on both sides of the sheet. Edges of the paper are to be carefully lined up on each side of the splice, so that the edges are not off-set more than 1/16 ". Splices and patches shall be as strong as the sheet itself, unwind without sticking, and shall be clearly flagged on the same side of the roll as the identification stencil. No more than three splices or patches shall be made in one roll, and no splice shall occur within two inches of the outside of the roll, as measured along the diameter of the roll. At no time shall the average concentration of splices exceed one per roll on a load by load basis.

QUALITY DOCUMENTATION

Copies of paper mill test data for specific roll numbers will be made available to the purchasing plant on request or through on-line computer inquiry when available. On a monthly basis Caraustar will forward to each Domtar gypsum board plant an individual quality summary report indicating average, capability index, total number of samples for each tested paper variable and the roll numbers of all rolls shipped which are represented by the monthly summary.


Approvals:                                                (5)
             --------------------------------------             ----------------------------------------
                    Domtar Marketing Resource                             Caraustar Marketing

                                                          (4)
             --------------------------------------             ----------------------------------------
                    Domtar Quality Resource                               Caraustar Quality Resource

                                                          (3)
             --------------------------------------             ----------------------------------------
                    Domtar Business Unit Leader

                                                          (2)
             --------------------------------------             ----------------------------------------
                    Domtar MRT Resource

                                                          (1)
             --------------------------------------             ----------------------------------------
                    Domtar Production Coordinator                         Caraustar Production Manager


Numbers indicate the desired order of approval from (1) to (5). Please date your signatures.

                                   SCHEDULE B




    Cream Face                                     $ 9.50/MSF
    Greyback                                         7.85/MSF
    Brown Sta-Dri                                    9.29/MSF
    Green Sta-Dri                                   10.94/MSF
    Green Sta-Dri 24 tensile                        11.36/MSF
    Grey Veneer                                      9.56/MSF


All other grades on tensile requirements to be priced on receipt of specifications.

                               SCHEDULE 7(B)(V)

         Furnish Cost

         With respect to the Base Period and each Current Period, the Furnish Component Cost will be average delivered cost of wastepaper and chemical additives used to produce the Products (per ton of Products produced) for that Period, calculated separately for each grade of the Products.

         Labor

         With respect to the Base Period and each Current Period, the Labor Component Cost will be the average hourly labor rate (which will include the cost of all fringe benefits) for the hourly employees at Camden for that Period.

         Electricity

         With respect to the Base Period and each Current Period, the Electricity Component Cost will be the Camden mill's average cost per kilowatt hour of electricity for that Period.

         Fuel

         With respect to the Base Period and each Current Period, the Fuel Cost Component will be the Camden mill's average cost per million btu's of fuel of the fuel used by Camden to produce steam, and the cost to Camden per million btu's of steam supplied by Camden Cogen, for the Camden mill for that Period.

                               SCHEDULE 7 (B) (V)

                          INDEX COMPUTATION DESCRIPTION



                                                                                             One-half
       Component                                                                Percent       Percent
         Cost                     Component Formula                              Change       Change     Weighting    Index Value
      ------------   ---------------------------------------------     ------   ---------   -----------  ------------  ------------
A)    Furnish:            Current Period Average Furnish Cost          - 1 =        %        (% Change       .3333
                     ---------------------------------------------                                                     ------------
                           Base Period Average Furnish Cost                       Change       x .5)

B)    Labor:           Current Period Average Hourly Labor Rate        - 1 =        %        (% Change       .3333
                     ---------------------------------------------                                                     ------------
                         Base Period Average Hourly Labor Rate                    Change       x .5)

C)    Electricity:        Current Period Average Cost Per KWH          - 1 =        %        (% Change       .1667
                     ---------------------------------------------
                             Base Period Average KWH Cost                         Change       x .5)

D)    Fuel:          Current Period Average Cost Per MMBTW of Fuel     - 1 =        %        (% Change       .1667
                     ---------------------------------------------
                             Base Period MMBTU Fuel Cost                         Change       x .5)

                                                                                                                       ------------
                          Sum of Current Period Index Value
                                                                                                                       ===========
                                                                                                                       +         1
                                                                                                                       ===========
                          Current Period Price Index =
                                                                                                                       -----------

                               SCHEDULE 7 (B) (IX)

                           BASE PERIOD COMPONENT COSTS


Furnish (includes wastepaper and chemical furnish)


                                         CHEMICALS                 WASTE PAPER                   TOTAL FURNISH
                                         ---------                 -----------                   -------------
Cream Face                              $ 17.38/ ton                  $69.77/ ton                    $87.15/ ton
Greyback                                  17.38                        26.14                          43.52
Brown Sta-Dri                             22.18                        26.14                          48.32
Green Sta-Dri                             19.38                        69.77                          89.15
Green Sta-Dri 24 tensile                  19.38                        69.77                          89.15
Grey Veneer                               25.38                        69.77                          95.15


Labor                                   $ 16.72/ hr.
Electricity                             $   .06212 / KWH
Fuel                                    $  3.24 / MMBTU

                        ILLUSTRATION OF PRICE ADJUSTMENT


Assumption:


1.       There is no change in Furnish costs for the grade.

2. Labor costs during the Current Period were $17.72, a 6% increase over the Base Period.

3. Electricity costs during the Current Period were $.0646 per KWH, a 4% increase over the Base Period.

4. Fuel costs during the Current Period were $0 (because of the cogeneration project), a 100% decrease from the Base Period.

                               SCHEDULE 7 (B) (X)

                          INDEX COMPUTATION DESCRIPTION

                                                                           One-half
      Component                                                Percent       Percent                        Index
         Cost              Component Formula                   Change        Change       Weighting         Value
     --------------    ------------------------     ------   -----------   -----------   ------------     -----------
A)   Furnish:                      1                - 1 =         0            0            .3333              0

B)   Labor:                      1.06               - 1 =       .06           .03           .3333             .01

C)   Electricity:                1.04               - 1 =       .04           .02           .1667             .0033

D)   Fuel:                         0                - 1 =     (1.00)         (.5)           .1667            (.0833)






                                                                                                          -------
                                          Sum of Current Period Index Value
                                                                                                             (.07)
                                                                                                          =======

                                                                                                          +     1
                                                                                                          =======
                                          Current Period Price Index =
                                                                                                              .93
                                                                                                          -------

                                          Price of Grade would therefore be
                                          adjusted to 93% of initial price.
